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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 24, 2018
Date of Report
(Date of earliest event reported)

ELANCO ANIMAL HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-38661 (Commission File Number)	82-5497352 (I.R.S. Employer Identification No.)
2500 Innovation Way, Greenfield, Indiana (Address of principal executive offices)		46140 (Zip Code)

(877) 352-6261
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.

        On September 24, 2018, Elanco Animal Health Incorporated (the "Company"), closed the initial public offering (the "IPO") of 72,335,000 shares of its common stock at a price to the public of $24.00 per share, which number of shares included the underwriters' exercise in full of their option to purchase up to an additional 9,435,000 shares of common stock at the initial public offering price, less underwriting discounts. The Company received net proceeds from the IPO of approximately $1.7 billion. Eli Lilly and Company ("Lilly") currently owns approximately 80.2% of the Company's common stock.

        In connection with the IPO and as previously contemplated by, and described, in the Company's IPO Registration Statement on Form S-1 (No. 333-226536) filed with the SEC and declared effective on September 19, 2018 (the "Registration Statement"), the Company entered into various agreements with Lilly and its affiliates. These agreements were entered into on September 24, 2018 and consist of the following:

  •
  Master Separation Agreement, by and between Lilly and the Company, which governs certain pre-IPO transactions, as well as the relationship between Lilly and the Company following the IPO and the separation of the Company from Lilly.

  •
  Transitional Services Agreement, by and between Lilly and the Company, pursuant to which, among other things, Lilly provides to the Company, on a transitional basis, services and resources related to corporate functions such as executive oversight, treasury, legal, finance, human resources, tax, internal audit, financial reporting, information technology and investor relations consistent with the services Lilly provided to the Company before the IPO.

  •
  Tax Matters Agreement, by and between Lilly and the Company, which governs Lilly's and the Company's respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

  •
  Employee Matters Agreement, between Lilly and the Company, which governs Lilly's, the Company's and the parties' respective subsidiaries' and affiliates' rights, responsibilities and obligations after the IPO with respect to employees, compensation, employment, employee benefit plans and related matters.

  •
  Toll Manufacturing and Supply Agreement, by and between Lilly and the Company, pursuant to which, the Company agrees to continue manufacturing Humatrope drug substance for use in the human health field at the Speke manufacturing site, which site is being transferred from Lilly to the Company in connection with the IPO.

  •
  Registration Rights Agreement, by and between Lilly and the Company, pursuant to which, among other things, the Company agrees that, upon the request of Lilly, the Company will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of the shares of the Company's common stock retained by Lilly following the IPO.

  •
  Transitional Trademark License Agreement, by and between Lilly and the Company, pursuant to which, among other things, Lilly grants the Company a transitional license to use certain of Lilly's trademarks for a period of time following the completion of the IPO. Such license will be non-exclusive and royalty-free, and will allow the Company to use certain of Lilly's trademarks on the Company's product packaging, any advertising materials used in connection with the sale and distribution of the Company's products, and generally in connection with the sale and distribution of the Company's products and in the day-to-day operation of the Company's business (including in the Company's books and records).

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  Intellectual Property and Technology License Agreement by and between Lilly and the Company, pursuant to which, among other things, Lilly grants the Company an exclusive, perpetual license to exploit products in the animal health field that utilize or use certain of Lilly's intellectual property (excluding trademarks). In addition, Lilly grants the Company a non-exclusive, non-sublicenseable license to screen certain compounds in Lilly's compound libraries to exploit products in the animal health field that utilize or use certain of Lilly's intellectual property.

        The foregoing descriptions of these agreements do not purport to be complete and are qualified in their entirely by reference to the full text of these agreements attached hereto and incorporated into this Item 1.01 by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Following the IPO, James Meer, 48, who joined the Company in September 2018 as Chief Accounting Officer, will serve as the Company's principal accounting officer. Prior to joining the Company, Mr. Meer served as the Chief Financial Officer of Healthx, Inc. since June of 2017. Prior to joining Healthx, he served as Senior Vice President of Finance at Appirio, as Vice President and Corporate Controller at Salesforce (previously ExactTarget), and also previously held positions at Hill-Rom, Hillenbrand Industries and Ernst & Young LLP.

        In connection with his employment as Chief Accounting Officer, Mr. Meer will receive an annual base salary of $270,000, an annual cash performance bonus with an annual target of 26% of his base salary and he will be eligible to participate in the Company's benefit plans and programs generally offered to its executives. In connection with his appointment, Mr. Meer was given a cash signing bonus of $100,000 and will be granted an equity award valued at $140,000 consisting of restricted stock units that will vest in equal installments over two years.

        There are no material arrangements or understandings between Mr. Meer and any other person pursuant to which he was appointed as an officer of the Company. Mr. Meer does not have any family relationship with any director or officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Meer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Number	Description
3.1	Amended and Restated Articles of Incorporation of the Registrant effective September 18, 2018.
3.2	Amended and Restated Bylaws of the Registrant effective September 19, 2018.
10.1	Master Separation Agreement, dated September 24, 2018, between Eli Lilly and Company and Elanco Animal Health Incorporated
10.2	Transitional Services Agreement, dated September 24, 2018, between Eli Lilly and Company and Elanco Animal Health Incorporated
10.3	Tax Matters Agreement, dated September 24, 2018, between Eli Lilly and Company and Elanco Animal Health Incorporated
10.4	Employee Matters Agreement, dated September 24, 2018, between Eli Lilly and Company and Elanco Animal Health Incorporated
10.5	Toll Manufacturing and Supply Agreement, dated September 24, 2018, between Eli Lilly Export S.A. and Elanco UK AH Limited
10.6	Registration Rights Agreement, dated September 24, 2018, between Eli Lilly and Company and Elanco Animal Health Incorporated

Number	Description
10.7	Transitional Trademark License Agreement, dated September 24, 2018, among Eli Lilly and Company, Elanco Animal Health Incorporated and Elanco US Inc.
10.8	Intellectual Property and Technology License Agreement, dated September 24, 2018, among Eli Lilly and Company, Elanco Animal Health Incorporated and Elanco US Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANCO ANIMAL HEALTH INCORPORATED
Date: September 26, 2018	By:	/s/ MICHAEL-BRYANT HICKS
		Name:	Michael-Bryant Hicks
		Title:	Executive Vice President, General Counsel and Corporate Secretary

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES